UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 27, 2025

BioSig Technologies, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-38659	26-4333375
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12424 Wilshire Blvd, Suite 745
Los Angeles, California 90025

(Address of Principal Executive Offices) (Zip Code)

(203) 409-5444

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	BSGM	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On May 30, 2025, BioSig Technologies, Inc., a Delaware corporation (the “Company”) filed a Current Report on Form 8-K (the “Initial 8-K”) disclosing, among other things, the completion of its previously announced share purchase agreement (the “Share Purchase Agreement”) with Streamex Exchange Corporation, a company organized under the laws of the Province of British Columbia (“Streamex”), BST Sub ULC, an unlimited liability company organized under the laws of the Province of British Columbia and a wholly-owned subsidiary of the Company (“ExchangeCo”), 1540875 B.C. Ltd., a company organized under the laws of the Province of British Columbia and a wholly-owned subsidiary of the Company (“Callco”), each shareholder of Streamex, and 1540873 B.C. Ltd., a company organized under the laws of the Province of British Columbia, as trustee (the “Trustee”) of the trust formed pursuant to the exchange rights agreement entered into between the Company, ExchangeCo, CallCo, and the Trustee.

We are amending the Initial 8-K to include certain risk factors related to Streamex’s business and consummation of the transactions contemplated by the Share Purchase Agreement (the “Risk Factors”), an overview of Streamex’s business (the “Business Section”), historical financial statements of Streamex and our unaudited pro forma combined financial information giving effect to the Share Purchase Agreement as of and for the fiscal year ended December 31, 2024, and for the three months ended March 31, 2025.

The pro forma financial information included herein has been presented for informational purposes only. It does not purport to represent the actual results of operations that we and Streamex would have achieved had the companies been combined during the periods presented in the pro forma financial information and is not intended to project the future results of operations that the combined company may achieve.

The Business Section and Risk Factors are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The audited financial statements of Streamex as of and for the year ended December 31, 2024 and the unaudited condensed financial statements of Streamex as of March 31, 2025, and for the three months ended March 31, 2025, are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined balance sheet as of March 31, 2025 and the unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2025 and the year ended December 31, 2024, are filed with this Current Report on Form 8-K/A as Exhibit 99.3 and incorporated herein by reference.

(d) Exhibits.

No.	Description
23.1	Consent of Davidson & Company LLP
99.1	Business Section and Risk Factors
99.2	Audited Financial Statements of Streamex Exchange Corporation as of and for the period ended December 31, 2024 and Unaudited Condensed Financial Statements of Streamex Exchange Corporation as of March 31, 2025 and for the three months ended March 31, 2025.
99.3	Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2025 and the Unaudited Pro Forma Condensed Combined Statement of Operations for the period ended March 31, 2025 and the period ended December 31, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOSIG TECHNOLOGIES, INC.

Date: July 18, 2025	By:	/s/ Henry McPhie
	Name:	Henry McPhie
	Title:	Chief Executive Officer